UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) : April 15, 2003


                      AMERICAN EXPRESS CERTIFICATE COMPANY
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             (Exact name of registrant as specified in its charter)


          Delaware                        2-23772                  41-6009975
-------------------------------  --------------------------  -------------------
(State or other jurisdiction of   (Commission file Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


52 AXP Financial Center, Minneapolis, Minnesota                       55474
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(Address of principal executive offices)                            (Zip Code)


       (Registrant's telephone number, including area code) (612) 671-3131

             (Former name or address, if changed since last report)


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Item 5. Other Information.

On April 15, 2003 American Express Certificate Company (the "Company") appointed Jeryl A. Millner, Vice President and Controller. Ms. Millner will act as the Company's Principal Accounting Officer. Ms. Millner is new to the Company and brings to this position 20 years of insurance and annuity financial management experience. She succeeds Philip C. Wentzel, who was recently appointed Vice
President, Business Planning & Analysis for American Express Financial Corporation, the company's parent. On April 17, 2003 John T. Sweeney was appointed Vice President-Finance for the Company. Mr. Sweeney has been with American Express Financial Corporation for over 29 years. Mr. Sweeney will act as the Company's Principal and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                                 AMERICAN EXPRESS CERTIFICATE COMPANY

BY:                                        /s/ Paula R. Meyer
                                           -----------------------------------
NAME AND TITLE:                                Paula R. Meyer
                                               Chief Executive Officer

DATE:                                          April 21, 2003